UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2022 (November 3, 2022)
Coty Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35964	13-3823358
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Fifth Avenue
New York,	NY	10118
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 389-7300

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	COTY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07     Submission of Matters to a Vote of the Security Holders.

On November 3, 2022, Coty Inc. (the “Company”) held its annual meeting of stockholders via the internet at http://www.virtualshareholdermeeting.com/Coty2022 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the three proposals listed below, each of which is described in more detail in the Company’s Proxy Statement. There were 779,909,586 shares of Class A Common Stock and 146,057 shares of Series B Preferred Stock, representing 872,518,872 votes in the aggregate present at the beginning of the Annual Meeting in person or by proxy, which represented 92.06% of all votes entitled to be voted at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s Class A Common Stock were entitled to one vote per share held and holders of the Company’s Series B Preferred Stock were entitled to 163.0391 votes per share held as of the close of business on September 9, 2022, the Record Date.

Final voting results are shown below.

Each proposal was determined by a majority of the aggregate votes cast, except that the election of directors was determined by plurality vote.

1. Election of Directors

The following directors were elected to the Board of Directors of the Company (the “Board”):

Director	For	Withheld	Broker Non-Votes
Beatrice Ballini	607,696,010	151,763,817	43,856,329
Joachim Creus	751,758,889	7,700,938	43,856,329
Olivier Goudet	731,251,012	28,208,815	43,856,329
Peter Harf	750,248,263	9,211,564	43,856,329
Johannes Huth	603,200,386	156,259,441	43,856,329
Maria Asuncion Aramburuzabala Larregui	639,698,694	119,761,133	43,856,329
Anna Makanju	640,769,964	118,689,863	43,856,329
Sue Y. Nabi	752,063,388	7,396,439	43,856,329
Isabelle Parize	754,639,679	4,820,148	43,856,329
Erhard Schoewel	611,637,066	147,822,761	43,856,329
Robert Singer	748,963,487	10,496,340	43,856,329

Each of the twelve nominees for director was elected to serve until the next annual meeting of stockholders or until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal.

2. Approval of Advisory Resolution on Named Executive Officer Compensation

The stockholders approved the advisory resolution on Named Executive Officer compensation:

For	Against	Abstain	Broker Non-Votes
590,354,580	168,839,178	266,069	43,856,329

3. Ratification of Appointment of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022:

For	Against	Abstain	Broker Non-Votes
790,316,084	12,815,276	184,796	0

Item 9.01 Financial Statements and Exhibits

(d)Exhibits:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coty Inc.
(Registrant)

Date: November 9, 2022	By:	/s/ Kristin Blazewicz
Kristin Blazewicz
Chief Legal Officer, General Counsel and Secretary